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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event report):  March 13, 2000


                            GREENPOINT CREDIT, LLC
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              (exact name of registrant as specified in charter)


                                   DELAWARE
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                (state or other jurisdiction of incorporation)


                                   333-80437
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                           (commission file number)


                                  33-0862379
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                    (I.R.S. Employer Identification Number)


                            10089 Willow Creek Road
                         San Diego, California  92131
                                (619) 530-9394
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                 (address and telephone number of registrant's
                         principal executive offices)
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Item 1.   CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Not applicable.

Item 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          Not applicable.

Item 5.   OTHER EVENTS

          FILING OF OPINION AND CONSENT OF COUNSEL AND CERTAIN COMPUTATIONAL MATERIALS.*

          In connection with the offering of GreenPoint Credit Manufactured Housing Contract Trust Pass-Through Certificates, Series 2000-1 (the "Publicly Offered Certificates"), Orrick, Herrington & Sutcliffe LLP ("Orrick") will deliver its opinion relating to certain tax matters and which contains Orrick's consent to use of their name in the Prospectus Supplement, dated March 2, 2000 (the "Prospectus Supplement," and together with the related Prospectus, dated December 9, 1999, the "Prospectus"), of the Registrant relating to the Publicly Offered Certificates and filed pursuant to Rule 424(b). The opinion of Orrick is attached hereto as Exhibit 8.1.

          First Union Securities, Inc., as the lead underwriter of the Publicly Offered Certificates, has prepared certain materials (the "External Computational Materials") for distribution to potential investors in the offering of the Publicly Offered Certificates. For purposes of this Form 8-K, External Computational Materials shall mean computer generated materials of charts displaying, with respect to the Publicly Offered Certificates, any of the following: yield, average life, duration, expected maturity, interest rate sensitivity, loss sensitivity, cash flow characteristics, background information regarding the loans, the proposed structure, decrement tables, or similar information (tabular or otherwise) of a statistical mathematical, tabular or computational nature. Certain of the External Computational Materials prepared by First Union Securities, Inc., are attached hereto as Exhibit 99.1.


*Term used herein without definition shall have the meanings assigned to them in the Prospectus.
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Item 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not applicable.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibit Numbers:

          The following are filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.

     8.1. Opinion of Orrick, Herrington & Sutcliffe LLP with respect to tax matters.

     99.1 External Computational Materials prepared by First Union Securities, Inc.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GREENPOINT CREDIT, LLC

                              By:    /s/ Charles O. Ryan
                                  ------------------------------
                                  Name:  Charles O. Ryan
                                  Title:  Vice President

                              Dated:  March 13, 2000
                                      San Diego, California
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                                 EXHIBIT INDEX

Exhibit Numbers
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     8.1.    Opinion of Orrick, Herrington & Sutcliffe LLP with respect to tax matters.

     99.1 External Computational Materials prepared by First Union Securities, Inc.